Exhibit 99.1

Feasibility Study for Deep Borehole Disposal of Bulgarian High Level Nuclear Waste Restarts Following U.S. Government Review

Berkeley, CA, September 30, 2025 – Deep Isolation Nuclear, Inc. (“Deep Isolation” or the “Company”), a leading innovator in nuclear waste disposal technology, today confirmed the restart of its U.S. Trade and Development Agency (USTDA)–funded feasibility study to assess the viability of deep borehole disposal of Bulgarian spent nuclear fuel.

The project was originally announced by USTDA on December 13, 2024, to support Bulgaria’s efforts to evaluate safe and cost-effective options for long-term management of its nuclear waste. The study will examine technical, regulatory, and economic factors related to the potential deployment of Deep Isolation’s disposal technology in Bulgaria. Bulgaria’s inventory for potential borehole disposal includes Soviet-era spent nuclear fuel currently in interim storage, vitrified high-level radioactive waste, and future spent fuel from existing and planned new nuclear power plants.

On January 27, 2025, pursuant to the Executive Order “Reevaluating and Realigning United States Foreign Aid,” USTDA instructed Deep Isolation to pause work on the study pending a review of all active projects for alignment with the Administration’s priorities.

Following completion of this review, USTDA has confirmed that Deep Isolation’s work in Bulgaria study is consistent with President Trump’s foreign policy priorities and programmatic efficiency objectives. As of September 24, 2025, Deep Isolation has received authorization to resume work under the grant.

“I am delighted that the review confirmed this project’s alignment with the Administration’s priorities, and equally pleased to begin work on this important project,” said Rod Baltzer, Deep Isolation’s President and CEO.

“This study is an important step for Bulgaria as we evaluate long-term solutions for the management of our spent nuclear fuel,” said Dilyan Petrov, Executive Director of Bulgaria’s State Enterprise Radioactive Waste. “We welcome the decision confirming the project’s continuation, which underscores the strength of U.S.-Bulgarian partnership in the nuclear sector.”

About Deep Isolation

Deep Isolation is the first company to commercialize nuclear waste disposal in deep boreholes. It offers a uniquely tailored solution to help countries complete the necessary steps to dispose of their spent nuclear waste inventories. With 87 patents issued to date, Deep Isolation’s technology leverages proven drilling practices to safely isolate waste deep underground in horizontal, vertical, or slanted borehole repositories. Deep Isolation’s Universal Canister System (UCS) was developed through a three-year project funded by the U.S. Department of Energy’s Advanced Research Projects Agency-Energy (ARPA-E) and is engineered to support integrated management of spent fuel and high-level waste from advanced reactors across storage, transportation and eventual disposal.

For more information, visit: deepisolation.com

Media Contact:

Sophie McCallum
media@deepisolation.com

Investor Contact:

Caldwell Bailey
InvestorRelations@deepisolation.com

Forward-Looking Statements

Statements contained in this news release that are not historical facts are “forward-looking information” or “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding our plans, objectives and expectations for our business, the future growth of our business and the nuclear energy and nuclear waste disposal industries as a whole, and future benefits expected to arise from our strategic partnerships. In certain cases, forward-looking statements can be identified by the use of words and phrases or variations of words and phrases or statements such as “may,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “will,” “could,” “project,” “target,” “potential,” “continue” and similar expressions. Forward-looking statements are based on management’s belief and assumptions, including current expectations and projections about future events and trends, and on information currently available to management.

Forward-looking statements in this or any other news release are subject to a number of risks, uncertainties, and assumptions that could cause actual results to be materially different from those expressed or implied by such forward-looking statements. Such risks, uncertainties, and assumptions are subject to a number of factors, including, among others: the failure of a market to develop for our deep borehole disposal solutions as quickly as we expect or at all; regulatory and legal developments, including issues relating to obtaining regulatory approvals or permissions on the timelines we expect or at all; our lack of profitability; our failure to enter into contracts with customers or, once we do enter into contracts, to continue such contractual relationships or to receive new contract awards; our dependency on governmental contracts and awards; our  failure to manage our growth effectively or to execute our business plan; a failure to sustain and expand relationships with governmental entities and strategic partners; failure in the assumptions or analyses we have used in supporting forecasts or plans; our inability to commercialize our products at scale; the development or deployment of other technologies or solutions supplanting or competing with our technologies; challenges to our intellectual property, failures to protect, maintain, enforce, and enhance our intellectual property, and claims by others of intellectual property infringement;  political and public perceptions of nuclear energy, including perceptions as to accidents or other high-profile events involving nuclear power facilities or radioactive materials; our liquidity and ability to raise capital; any inability to control operating and project costs and project delays or other project-related problems; security (including cybersecurity) breaches or disruptions; geopolitical, macroeconomic, domestic events or crises, including supply chain disruptions and other risks and uncertainties outside of our control; weather and effects of climate change; and litigation or legal proceeds that may be brought against us.

The foregoing is not an exhaustive list of all the factors that may cause any forward-looking statements to prove inaccurate or our actual results to differ materially from our expectations and forecasts. Moreover, we operate in a highly regulated environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements, and we cannot guarantee future results, performance, or achievements. Accordingly, readers should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements for any reason after the date of this release or to conform these statements to actual results or revised expectations, except as required by law.

Additional information concerning the factors above and other factors will be found in the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including the sections titled “Forward-Looking Statements” and “Risk Factors” in the Company’s Current Report on Form 8-K dated July 23, 2025 filed with the SEC on July 28, 2025 and in subsequent filings with the SEC. The Company’s SEC filings are available free of charge at www.sec.gov filed or upon written request to Deep Isolation Nuclear at InvestorRelations@deepisolation.com.